SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                               __________________


                        Date of Report: February 25, 2003

                          GOLDEN PHOENIX MINERALS, INC.
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)


         MINNESOTA                       0-22905                41-1878178
         ---------                       -------                ----------
(State or other jurisdiction           (Commission            (IRS Employer
     of incorporation)                 File Number)         Identification No.)


3595 AIRWAY DRIVE, SUITE 405 RENO, NEVADA                           89511
-----------------------------------------                           -----
(Address of principal executive offices)                          (Zip code)


Registrant's telephone number, including area code:             (775) 853-4919
                                                                --------------

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

             (a)   Previous Independent Accountants

         (1) (i) Effective February 25, 2003, Golden Phoenix Minerals, Inc. (the "REGISTRANT") confirmed with its auditors, Albright, Persing & Associates, Ltd. ("ALBRIGHT PERSING") that the firm would no longer be representing the Registrant as its accountants. As of that date, Albright Persing informed the Registrant that it would decline to stand for re-election as the Registrant's accountants.

              (ii) Albright Persing's report on the Registrant's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified as to uncertainty, audit scope, or accounting principles; however, the report was modified to include an explanatory paragraph wherein Albright Persing expressed substantial doubt about the Registrant's ability to continue as a going concern.

              (iii) The change of independent accountants was approved by the Company's Board of Directors on February 25, 2003.

              (iv) During the Registrant's most recent two fiscal years, as well as the subsequent interim period through February 25, 2003, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

              (v) During the Registrant's most recent two fiscal years, as well as the subsequent interim period through February 25, 2003, Albright, Persing did not advise the Registrant of any of the matters identified in paragraph
(a)(1)(v) of Item 304 of Regulation S-K.

              (vi) The Registrant requested Albright Persing to furnish a letter addressed to the SEC, stating whether it agrees with the statements made by the Registrant and, if not, stating the respects in which it does not agree.

              (b)  New Independent Accountants

         On February 25, 2003, the Registrant engaged HJ & Associates, LLC ("HJ & Associates") as its principal accountant to audit the Registrant's financial statements. The Registrant did not consult HJ & Associates on any matters described in paragraph (a)(2)(i) or (ii) of Item 304 of Regulation S-K during the Company's two most recent fiscal years or any subsequent interim period prior to engaging HJ & Associates.


Item 7.  Exhibits

Exhibit 99.1 Letter dated February 25, 2003, from Albright, Persing & Associates, Ltd.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    February 27, 2003                 GOLDEN PHOENIX MINERALS, INC.

                                           By:    /s/ Michael R. Fitzsimonds
                                                  ------------------------------
                                           Name:  Michael R. Fitzsimonds
                                           Its:   President

                                  EXHIBIT 99.1


                      ALBRIGHT, PERSING & ASSOCIATES, LTD.


                    Shareholders CERTIFIED PUBLIC ACCOUNTANTS
 Deane A. Albright, CPA1025 Ridgeview Dr., Suite 300 Telephone (775) 826-5432
   Casey S. Persing, CPA, MS TaxReno, Nevada 89509 Facsimile (775) 826-5510
      Eric K. Kronawetter, CPA       albrightpersing@albrightpersing.net



                               February 25, 2003



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:    Golden Phoenix Minerals Inc.
         Commission File No. 0-22905

Ladies and Gentlemen:

We have read Item 4 of Golden Phoenix Minerals Inc. Form 8-K/A dated February 25, 2003, and we agree with such statements, except that (1) in reference to item (a)(1)(iii), we are not in a position to confirm that the change was ratified by the Board of Directors of Golden Phoenix Minerals Inc., as no formal written communication was received by us regarding the change, and (2) we are not in a position to confirm that Golden Phoenix Minerals Inc. engaged new principal accountants, and therefore, during the fiscal years ended December 31, 2001 and 2000, and subsequent interim period to the date hereof, Golden Phoenix Minerals Inc. did not consult HJ & Associates regarding any matter or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.


                                      Very truly yours,

                                      \s\ Albright, Persing & Associates, Ltd.
                                      -----------------------------------------

                                      ALBRIGHT, PERSING & ASSOCIATES, LTD.